SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: June 12, 2002
                Date of Earliest Event Reported: June 12, 2002



                              AEROCENTURY IV, INC.
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               (Exact name of registrant as specified in its charter)




                                     CALIFORNIA
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            (State or other jurisdiction of incorporation or organization)

         333-22239                                     94-3260392
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       (Commission File Number)        (I.R.S. Employer Identification No.)


                1440 CHAPIN AVENUE, SUITE 310, BURLINGAME, CA 94010
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                (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:   (650) 340-1888
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                     Former address, if changed since last report: N/A


                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

On June 10, 2002, pursuant to a Transfer Agreement and Bill of Sale between AeroCentury IV, Inc. and Wells Fargo Bank Northwest National Association (the "Trustee"), as Trustee for holders of the 10% Secured Promissory Notes issued by the Company, all assets of the the Company were transferred to the Trustee.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            AeroCentury IV, Inc.
                                            (Registrant)


Date: June 12, 2002                   By:     /s/ Neal D. Crispin
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                                            Neal D. Crispin
                                            Title:   President